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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT MARCH 5, 1999
                        (Date of earliest event reported)


                                    CNB, INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                 (State or other jurisdiction of incorporation)


         0-25988                                       59-2958616
   (Commission File Number)                  (IRS Employer Identification No.)


 201 NORTH MARION STREET, LAKE CITY, FLORIDA             32055
   (Address principal executive offices)               (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (904) 755-3240


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ITEM 5.  OTHER EVENTS.

         On March 5, 1999, CNB, Inc. (the "Company") announced the resignation of Corey J. Coughlin as President and Chief Operating Officer. A copy of the
Company's press release dated March 5, 1999 is attached hereto and incorporated herein by reference in its entirety.

         On March 9, 1999, the Company announced the appointment of Bennett
Brown to serve as President and Chief Operating Officer of the Company. A copy of the Company's press release dated March 9, 1999 is attached hereto and incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) The following Exhibits are filed with this Current Report on Form
8-K.

                  Exhibit No.      Description
                  -----------      -----------

                  99.1             Press Release dated as of March 5, 1999
                  99.2             Press Release dated as of March 9, 1999


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CNB, INC.
                                          --------------------------------------
                                          (REGISTRANT)

Date: March 16, 1999                      By: /s/ G. Thomas Frankland
                                             -----------------------------------
                                             (Signature)

                                          G. Thomas Frankland
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Financial Officer)




                                      -2-
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                                  EXHIBIT INDEX

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

         Exhibit No.          Description
         -----------          -----------

         99.1                 Press Release dated as of March 5, 1999
         99.2                 Press Release dated as of March 9, 1999
